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December 28, 2016

Shell Midstream Partners, L.P. Acquires Interests in Three Gulf of Mexico Pipelines
HOUSTON, December 28, 2016 - Shell Midstream Partners, L.P. (NYSE: SHLX) today announced it has acquired 10% interest in Proteus Oil Pipeline Company, LLC (“Proteus”), 10% interest in Endymion Oil Pipeline Company, LLC (“Endymion”), and a 1% interest in Cleopatra Gas Gathering Company, LLC (“Cleopatra”) from BP.
“This acquisition builds on our corridor pipeline strategy in the Gulf of Mexico. Our sponsor, Shell Pipeline Company is currently building the Mattox pipeline to serve the recently sanctioned Appomattox platform. Proteus and Endymion will connect the Mattox pipeline to onshore markets, creating a new corridor line, which will transport all of Appomattox’s volumes once it comes online toward the end of the decade,” said John Hollowell, CEO of Shell Midstream Partners. “Proteus also connects to the Thunder Horse platform which is a key development field for BP and ExxonMobil. In addition to Thunder Horse, Proteus is also currently connected to the Noble Energy, Inc. operated Thunder Hawk platform. This acquisition will deepen our footprint in the Eastern Gulf of Mexico, an active area with a number of discoveries currently under appraisal.”
The acquisition price reflects an approximate 7.7 times multiple of Shell’s forecasted annual average Adjusted EBITDA attributable to the purchased interests over 2017 and 2018. The acquisition was funded with borrowings under Shell Midstream Partners’ revolving credit facilities and is expected to be immediately accretive to unitholders.
Highlights of Acquired Pipeline Interest:

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Proteus is a 71-mile crude oil pipeline with a 425,000 bpd capacity. The pipeline provides access to the Mississippi Canyon area of the Gulf of Mexico from the Thunder Horse and Thunder Hawk platform to the Proteus SP 89E Platform. Noble Energy’s Big Bend and Dantzler fields are tied back to the Thunder Hawk platform.

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Endymion is an 89-mile crude oil pipeline with a 425,000 bpd capacity. The pipeline provides access to the Mississippi Canyon area of the Gulf of Mexico. It is connected to LOOP Clovelly storage with access to multiple markets.

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Cleopatra is a 115-mile gas gathering pipeline in Southern Green Canyon, with access to Atwater Valley, Walker Ridge, and Lund areas in the Gulf of Mexico. Cleopatra is currently connected to the Holstein, Atlantis, Neptune, Shenzi and Mad Dog platforms. The system will transport new volumes from the Mad Dog 2 field once it comes online.

The terms of the acquisition were approved by the Board of Directors of the General Partner of Shell Midstream Partners.
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About Shell Midstream Partners, L.P.
Shell Midstream Partners, headquartered in Houston, Texas, is a fee-based, growth-oriented midstream master limited partnership formed by Royal Dutch Shell to own, operate, develop and acquire pipelines and other midstream assets. Shell Midstream Partners’ assets consist of pipelines, crude tank storage and terminal systems that serve as key infrastructure to transport and store onshore and offshore crude oil production to Gulf Coast and Midwest refining markets and to deliver refined products from Gulf Coast markets to major demand centers.

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FORWARD-LOOKING STATEMENTS
This press release includes various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Forward-looking statements are statements of future expectations that are based on management’s current expectations and assumptions and involve known and unknown risks and uncertainties that could cause actual results, performance or events to differ materially from those expressed or implied in these statements. Forward-looking statements include statements expressing management’s expectations, beliefs, estimates, forecasts, projections and assumptions, including statements regarding the benefits of the transaction, the prospects for and financial performance of the acquired assets, the financing and closing of the transaction and projected Adjusted EBITDA. You can identify our forward-looking statements by words such as “anticipate”, “believe”, “estimate”, “expect”, “forecast”, “goals”, “objectives”, “outlook”, “intend”, “plan”, “predict”, “project”, “risks,” “schedule,” “seek”, “target”, “could”, “may”, “will,” “should” or “would” or other similar expressions that convey the uncertainty of future events or outcomes. In accordance with “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, these statements are accompanied by cautionary language identifying important factors, though not necessarily all such factors, which could cause future outcomes to differ materially from those set forth in forward-looking statements. In particular, expressed or implied statements concerning future actions, future drop downs, volumes, capital requirements, conditions or events, future impact of prior acquisitions, future operating results or the ability to generate sales, income or cash flow or the amount of distributions are forward-looking statements. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future actions, conditions or events and future results of operations may differ materially from those expressed in these forward-looking statements. Forward-looking statements speak only as of the date of this press release, December 28, 2016, and we disclaim any obligation to update such statements for any reason, except as required by law. All forward-looking statements contained in this document are expressly qualified in their entirety by the cautionary statements contained or referred to in this paragraph. Many of the factors that will determine these results are beyond our ability to control or predict. These factors include the risk factors described in Part I, Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2015, as updated by our other filings with the SEC. If any of those risks occur, it could cause our actual results to differ materially from those contained in any forward-looking statement. Because of these risks and uncertainties, you should not place undue reliance on any forward-looking statement.

NON-GAAP FINANCIAL MEASURES
This press release includes the term Adjusted EBITDA. We believe that the presentation of Adjusted EBITDA provides useful information to investors in assessing our financial condition and results of operations. Adjusted EBITDA is a non-GAAP supplemental financial measure that management and external users of our condensed consolidated financial statements, such as industry analysts, investors, lenders and rating agencies, may use to assess:

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our operating performance as compared to other publicly traded partnerships in the midstream energy industry, without regard to historical cost basis or, in the case of Adjusted EBITDA, financing methods;

•	the ability of our business to generate sufficient cash to support our decision to make distributions to our unitholders;

•	our ability to incur and service debt and fund capital expenditures; and

•	the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.
The GAAP measure most directly comparable to Adjusted EBITDA is net income. This non-GAAP measure should not be considered as an alternative to GAAP net income. Adjusted EBITDA has important limitations as an analytical tool because it excludes some but not all items that affect net income. It should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Additionally, because Adjusted EBITDA may be defined differently by other companies in our industry, our definition of Adjusted EBITDA may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.
References in this press release to Adjusted EBITDA refer to net income before income taxes, net interest expense, gain or loss from disposition of fixed assets, allowance oil reduction to net realizable value, and depreciation, amortization and accretion, plus cash distributed to Shell Midstream Partners, L.P. from equity investments for the applicable period, less income from equity investments. We define Adjusted EBITDA attributable to Shell Midstream Partners as Adjusted EBITDA less Adjusted EBITDA attributable to noncontrolling interests.